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                      VAUGHAN NELSON SMALL CAP VALUE FUND
                                 (the "Fund")

Supplement dated September 29, 2006 to the IXIS Advisor Equity Funds Statement of Additional Information, Part I (the "Statement"), dated May 1, 2006, as may be revised and supplemented from time to time

Effective August 31, 2006, IXIS Asset Management Advisors, L.P. has given a binding undertaking to the Fund to limit the amount of total annual fund operating expenses for Class Y shares of the Fund to 1.35% of the Fund's average daily net assets. Accordingly, the table on page xvi of the Statement is amended and restated as follows with respect to the Fund:

                                              Expense     Date of
          Fund                                 Limit    Undertaking
          ----                                ------- ---------------
          Vaughan Nelson Small Cap Value Fund
          Class A............................  1.60%  May 1, 2006
          Class B............................  2.35%  May 1, 2006
          Class C............................  2.35%  May 1, 2006
          Class Y............................  1.35%  August 31, 2006